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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported): August 18, 2003
                                                  ---------------


                                  iVillage Inc.
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                     000-25469                    13-3845162
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 (State or Other              (Commission File               (IRS Employer
 Jurisdiction of                  Number)                 Identification No.)
 Incorporation)





500 Seventh Avenue, New York, New York                            10018
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000
                                                     --------------



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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events and Required FD Disclosure.

                  On August 19, 2003, iVillage Inc. ("iVillage") issued a press release announcing the transfer of the listing of its common stock, $.01 par value per share, from The Nasdaq SmallCap Market to The Nasdaq National Market effective August 18, 2003. A copy of iVillage's press release is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits.

                      99.1 Press Release dated August 19, 2003 regarding iVillage Inc.'s announcement of the transfer of the listing of its common stock from The Nasdaq SmallCap Market to The Nasdaq National Market.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             iVillage Inc.
                                             (Registrant)

         Date: August 19, 2003               By:  /s/ Scott Levine
                                                  -----------------------------
                                                  Scott Levine
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
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99.1     Press Release dated August 19, 2003 regarding iVillage Inc.'s announcement of the transfer of the listing of its common stock from The Nasdaq SmallCap Market to The Nasdaq National Market.